SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  December 29, 2011
(Date of Earliest Event Reported)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300
Lake Forest, Illinois  60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a Special Meeting of Shareholders of Akorn, Inc. (the “Company”) held on December 29, 2011 (“Special Meeting”), the Company’s shareholders approved an amendment (the “Amendment”) to the Amended and Restated Akorn, Inc. 2003 Stock Option Plan, as amended (the “Plan”).  The Amendment was approved by the Company’s Board of Directors subject to the approval of the Company’s shareholders, and became effect with such shareholder approval on December 29, 2011.

As a result of such shareholder approval, the Plan was amended to increase the total number of shares of common stock that may be issued under the Plan by an additional 8,000,000 shares, from 11,000,000 shares to 19,000,000 shares.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. For a description of the terms and conditions of the Plan, see “Proposal – Approval of an Amendment to the Amended and Restated Akorn, Inc. 2003 Stock Option Plan” on pages 4 through 8 in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 9, 2011.  The description of the Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, as currently amended, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A Special Meeting of Shareholders of Akorn, Inc. was held on December 29, 2011. At the Special Meeting, the Company’s shareholders approved a proposal to amend the Amended and Restated Akorn, Inc. 2003 Stock Option Plan, as amended, to increase the total number of shares of common stock that may be issued under the Plan by an additional 8,000,000 shares, from 11,000,000 shares to 19,000,000 shares.  The proposal is described in detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on December 9, 2011.

As of December 5, 2011, the record date for the Special Meeting, there were 94,836,641 shares of the Company’s common stock issued and outstanding and entitled to vote.  There were 75,543,502 shares present at the Special Meeting for purposes of establishing a quorum, and they were voted as follows:

1.   To approve an amendment to the Amended and Restated Akorn, Inc. 2003 Stock Option Plan to increase the total number of shares of common stock authorized and reserved for issuance under the Plan from 11,000,000 to 19,000,000 shares.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
46,874,248	28,614,279	54,975	0
No other matters were voted upon at the Meeting.

Item 9.01. Financial Statements and Exhibits.

         (d)  Exhibits.

Exhibit No.	Description
10.1	Amendment to Amended and Restated Akorn, Inc. 2003 Stock Option Plan.
10.2	Amended and Restated Akorn, Inc. 2003 Stock Option Plan, as amended effective December 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: December 30, 2011	By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Amended and Restated Akorn, Inc. 2003 Stock Option Plan.
10.2	Amended and Restated Akorn, Inc. 2003 Stock Option Plan, as amended effective December 29, 2011.